Corporate
                                     Banking
                                    Services



--------------------------------------------------------------------------------
                            Advice of Borrowing Terms
                                       for
                            ACI Worldwide (EMEA) Ltd

--------------------------------------------------------------------------------




                                      From:
                             Northern Home Counties
                            Corporate Business Centre


                                 14 August 2000


                            Advice of Borrowing Terms

Relationship Office:       Northern Home Counties          Date:  14 August 2000
Office:                    Corporate Business Centre

             Borrower(s)                         Registered Number:
       ACI Worldwide (EMEA) Ltd                       2310474


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 09 August 2001 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

o        the terms and conditions below,

o the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

o        the Security detailed in the attached Security Schedule, and

o        the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.

Preconditions:

Preconditions which must be satisfied before facilities can be utilised:
o        A signed copy of this Advice of Borrowing Terms to be returned to us.

o Receipt of an amended Letter of Comfort from Transaction Systems Architects reflecting the date of this Advice of Borrowing Terms.

Conditions:

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

o Audited accounts to be provided to us within 9 months of the financial year end to which they relate for:
                ACI Worldwide (EMEA) Ltd
                Applied Communications UK Inc Holding Ltd
                T.S.A. Inc.

o Quarterly Management Information pack to be forwarded within 21 days of the end of the period to which they relate. To include Profit & Loss, Balance Sheet, Actual out turn Vs Projected Forecasts with brief commentary per any significant divergence.

o Tangible Net Worth (T.N.W.) of ACI Worldwide (EMEA) Ltd maintained in excess of GBP6,000,000.[T.N.W. defined as the amount for the time being paid up or credited as paid up on your issued share capital plus all reserves of the Company which would, in accordance with generally accepted United Kingdom accounting principles (consistently applied) be classified as shareholders capital plus retained earnings of the Company but deducting assets of the Company which would, in accordance with such principles, be classified as intangible assets).






M S Yates
Corporate Manager
For and on behalf of
National Westminster Bank Plc




Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 14 days.







                               Form of Acceptance


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).




By (name and title):  ..........................      Date
For and on behalf of: ACI Worldwide (EMEA) Ltd



                                Facility Schedule

Part 1 - Facilities Repayable on Demand:


                        ---------------------------------
                               Composite Overdraft
                                       :-
                                    Base rate
                        ---------------------------------
--------------------------------- ----------------------------------------------
 Account Numbers:                    49011413 /140-01-03353257 / 550-00-06850871
 Name of Borrower                    ACI Worldwide (EMEA) Ltd
 Limit:                              Sterling Equivalent GBP3,000,000
 Purpose:                            To finance working capital
--------------------------------- ----------------------------------------------
 Repayment:                          Fully fluctuating
--------------------------------- ----------------------------------------------
 1st Debit Interest Rate:            1% above the Bank's Base rate
--------------------------------- ----------------------------------------------
 2nd Debit Interest Rate:            4% above the Bank's Base rate on borrowing
                                     in excess of agreed facilities
--------------------------------- ----------------------------------------------
 Interest Payable:                   Quarterly
 Arrangement Fee:                    Non utilisation fee - 0.25% (GBP7,500) will
                                     be debited on receipt of the signed copy of
                                     this advice
 Excess Fees:                        We will be entitled to charge an excess fee
                                     at the Bank's published rate for each day
                                     any agreed limit is exceeded (see our
                                     "Services & Charges for Business Customers"
                                     brochure for details).
--------------------------------- ----------------------------------------------


                        --------------------------------
                                   Terminable
                                   Indemnities
                        --------------------------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                   ACI Worldwide (EMEA) Ltd
 Limit:                              US$120,000
 Type and Purpose:                   Guarantee in favour of Bank Dhofar Al-Omani
                                     Al-Fransi
 Basis of Expiry:                    Expiry on return of original Guarantee
                                     documentation
 Indemnity Fee:                      1% p.a. payable quarterly in advance, to be
                                     debited to account number 49011413
                                     quarterly
--------------------------------- ----------------------------------------------


                          -----------------------------
                                     Forward
                                    Exchange
                          -----------------------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                   ACI Worldwide (EMEA) Ltd
 Notional Limit:                     GBP300,000  where utilisation is calculated
                                     in accordance with the Bank's Forward
                                     Exchange Matrix from time to time.
--------------------------------- ----------------------------------------------


                          -----------------------------
                                 Settlement Risk
                          -----------------------------
--------------------------------- ----------------------------------------------
 Name of Borrower:                   ACI Worldwide (EMEA) Ltd
 Limit/Frequency:                    GBP750,000 per month
 Type and Purpose:                   BACS submissions
--------------------------------- ----------------------------------------------


                                Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


--------------- -------------------------------------- -------------------------
Date
Executed/New:    Security:                              Given/to be given by:
--------------- -------------------------------------- -------------------------
New              Letter of Comfort                      Transaction Systems
                                                        Architects INC.
--------------- -------------------------------------- -------------------------
N/A              Informal deposit of credit balance     ACI Worldwide (EMEA) Ltd
                 US$120,000